18 of 20 Pages



                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Valentis, Inc., dated as of December 27, 2001, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  December 27, 2001            PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                                    By:      Perseus-Soros Partners, LLC
                                             General Partner

                                    By:      SFM Participation, L. P.
                                             Managing Member

                                    By:      SFM AH, Inc.
                                             General Partner


                                    By:      /s/ Richard D. Holahan, Jr.
                                             -----------------------------------
                                             Name:    Richard D. Holahan, Jr.
                                             Title:   Secretary


Date:  December 27, 2001            PERSEUS-SOROS PARTNERS, LLC

                                    By:      SFM Participation, L. P.
                                             Managing Member

                                    By:      SFM AH, Inc.
                                             General Partner


                                    By:      /s/ Richard D. Holahan, Jr.
                                             -----------------------------------
                                             Name:    Richard D. Holahan, Jr.
                                             Title:   Secretary


Date:  December 27, 2001            PERSEUS BIOTECH FUND PARTNERS, LLC

                                    By:      Perseuspur, LLC
                                             Managing Member


                                    By:      /s/ Rodd Macklin
                                             -----------------------------------
                                             Name:    Rodd Macklin
                                             Title:   Secretary

                                                                  19 of 20 Pages



Date:  December 27, 2001            PERSEUSPUR, LLC


                                    By:     /s/ Rodd Macklin
                                            ------------------------------------
                                            Name:    Rodd Macklin
                                            Title:   Secretary


Date:  December 27, 2001            MR. FRANK H. PEARL


                                    /s/ Frank H. Pearl
                                    --------------------------------------------
                                    Name:    Frank H. Pearl


Date:  December 27, 2001            SFM PARTICIPATION, L. P.

                                    By:      SFM AH, Inc.
                                             General Partner


                                    By:      /s/ Richard D. Holahan, Jr.
                                             -----------------------------------
                                             Name:    Richard D. Holahan, Jr.
                                             Title:   Secretary


Date:  December 27, 2001            SFM AH, INC.


                                    By:      /s/ Richard D. Holahan, Jr.
                                             -----------------------------------
                                             Name:    Richard D. Holahan, Jr.
                                             Title:   Secretary


Date:  December 27, 2001            MR. GEORGE SOROS


                                    By:      /s/ Richard D. Holahan, Jr.
                                             -----------------------------------
                                             Name:    Richard D. Holahan, Jr.
                                             Title:   Attorney-in-Fact


Date:  December 27, 2001            SOROS FUND MANAGEMENT LLC


                                    By:      /s/ Richard D. Holahan, Jr.
                                             -----------------------------------
                                             Name:    Richard D. Holahan, Jr.
                                             Title:   Assistant General Counsel